UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2010

PINNACLE GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33457	30-0182582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Alger Street

Sheridan, Wyoming 82801

(Address of Principal Executive Offices) (Zip Code)

(307) 673-9710

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   Entry into a Material Definitive Agreement.

On September 28, 2010, Pinnacle Gas Resources, Inc., Powder Holdings, LLC, and Powder Acquisition Co. entered into an agreement to amend the Agreement and Plan of Merger previously executed on February 23, 2010 (“Merger Agreement”) by extending the Outside Date, as defined in Section 7.1(b)(i), from August 23, 2010 to October 29, 2010.  The Merger Agreement was previously filed by the Company with its Form 8-K report on February 26, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger
99.1	Press release dated September 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2010	PINNACLE GAS RESOURCES, INC.

	By:	/s/ Peter G. Schoonmaker
Peter G. Schoonmaker
President and Chief Executive Officer